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                                                                 EXHIBIT 10.102

                             757 PACIFIC PARTNERSHIP
                    1250 PACIFIC AVENUE, LONG BEACH, CA 90813
                TEL: (562) 437-0831, EXT 229 FAX: (562) 624-2735



                            LEASE EXTENSION AGREEMENT


The OptimumCare Corporation proposes to continue the lease for the premises located at 757 Pacific Avenue, Long Beach, California 90813 for an additional 36 months beginning July 1, 1997 and terminating June 30, 2000 at a total monthly rate of $2,950.00 a month. OptimumCare may not terminate the lease prior to June 30, 2000. Other terms and conditions outlined in the original lease document dated July 1995 remain the same. It is further understood that the "smaller structure" located immediately adjacent to the main building will be opened soon and made usable as office space by OptimumCare. The lessor has agreed to renovate this space at its own cost.



Agreed, Landlord HELEN TANG                                  Date:9/19/97
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Agreed, OptimumCare EDWARD A. JOHNSON                        Date:9/3/97
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